                                                                               .
                                                                               .
                                                                               .
                                                                Exhibit (g)(iii)

                            TRANSFER AGENCY AGREEMENT
                               AMENDED SCHEDULE A

Fund                                                          Effective Date
----                                                          --------------
Schwab 1000 Fund                                              January 1, 1994
Schwab Long-Term Government                                   May 1, 1993
   Bond Fund
Schwab Short/Intermediate                                     May 1, 1993
   Government Bond Fund
Schwab Long-Term California                                   May 1, 1993
   Tax-Free Bond Fund
Schwab Short/Intermediate                                     May 1, 1993
   California Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund                           May 1, 1993
Schwab Short/Intermediate                                     May 1, 1993
   Tax-Free Bond Fund
Schwab YieldPlus Fund                                         July 21, 1999
Schwab GNMA Fund                                              January 27, 2003
Schwab California Tax-Free YieldPlus Fund                     November 15, 2004
Schwab Tax-Free YieldPlus Fund                                November 15, 2004
Schwab Inflation Protected Fund                               January 21, 2006
Schwab Global Real Estate Fund                                February 28, 2007
Schwab Premier Income Fund                                    September 19, 2007

                                       SCHWAB INVESTMENTS


                                       By:     /s/ Kimon Daifotis
                                               ------------------
                                       Name:   Kimon Daifotis
                                       Title:  Senior Vice President and
                                               Chief Investment Officer


                                       CHARLES SCHWAB & CO., INC.


                                       By:     /s/ Fred Potts
                                               ---------------
                                       Name:   Fred Potts
                                       Title:  Senior Vice President

Dated: September 19, 2007
       ------------------

                                     AMENDED

                                   SCHEDULE C

                               TRANSFER AGENT FEES

Fund                                                          Fee
----                                                          ---
Schwab 1000 Fund                                              Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Short-Term Bond Market Fund                            Five one-hundredths of one percent (.05%) of the Fund's average
(Formerly known as Schwab Short-Term                          annual net assets, calculated and payable on a monthly basis
Bond Market Index Fund; and Schwab
Short/Intermediate Government Bond Fund)

Schwab Total Bond Market Fund (Formerly                       Five one-hundredths of one percent (.05%) of the Fund's average
known as Schwab Total Bond Market Index                       annual net assets, calculated and payable on a monthly basis
Fund; and Schwab Long-Term Government
Bond Fund)

Schwab Long-Term California                                   Five one-hundredths of one percent (.05%) of the Fund's average
Tax-Free Bond Fund                                            annual net assets, calculated and payable on a monthly basis

Schwab Short/Intermediate California                          Five one-hundredths of one percent (.05%) of the Fund's average
Tax-Free Bond Fund                                            annual net assets, calculated and payable on a monthly basis

Schwab Long-Term Tax-Free Bond Fund                           Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Short/Intermediate Tax-Free Bond Fund                  Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab YieldPlus Fund                                         Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab GNMA Fund                                              Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab California Tax-Free YieldPlus Fund                     Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Tax-Free YieldPlus Fund                                Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Inflation Protected Fund                               Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Global Real Estate Fund                                Five one-hundredths of one percent (.05%) of the Fund's average annual net assets calculated and payable on a monthly basis

Schwab Premier Income Fund                                    Five one-hundredths of one percent (.05%) of the Fund's average annual net assets calculated and payable on a monthly basis


                                       SCHWAB INVESTMENTS


                                       By:     /s/ Kimon Daifotis
                                               ------------------
                                       Name:   Kimon Daifotis
                                       Title:  Senior Vice President and
                                               Chief Investment Officer


                                       CHARLES SCHWAB & CO., INC.


                                       By:     /s/ Fred Potts
                                               --------------
                                       Name:   Fred Potts
                                       Title:  Senior Vice President



Dated: September 19, 2007
       ------------------